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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                   FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 21, 1995






                         INTERFACE, INC.
      ------------------------------------------------------
      (Exact name of Registrant as Specified in its Charter)


         Georgia                         0-12016                  58-1451243
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(State or other Jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                              Identification No.)

                      2859 Paces Ferry Road
                            Suite 2000
                        Atlanta, Georgia                 30339
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             (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code: (770) 437-6800


                               Not Applicable
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)









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Item 5.          Other Events.

                 On November 22, 1995, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.          Financial Statements and Exhibits.

                 The following exhibit is filed herewith:

                 Exhibit 99.      Press Release Dated November 22, 1995.




                                SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERFACE, INC.



                                            By:   /s/ David W. Porter
Date: November 28, 1995                        ------------------------
                                               David W. Porter
                                               Senior Vice President
                                               (General Counsel)